Exhibit 10.10

CERTAIN INFORMATION (INDICATED BY “[***]”) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

MKT-DSA-VTB-001

Diablo Technologies, Inc.
Development And Supply Agreement

This Development and Supply Agreement (“Agreement”) is made this 10th day of September 2008 (“Effective Date”) between Diablo Technologies, Inc,, a Canadian corporation having a principal place of business at 290 St. Joseph, Suite 200, Gatineau, Quebec J8Y 3Y3 (“Diablo”) and Netlist, Inc., a Delaware corporation having a principal place of business at 51 Discovery, Irvine, CA 92618 (“Netlist”).

RECITALS

Whereas, Netlist desires to have certain products designed and manufactured by Diablo for sale to Netlist; and Diablo has the capability of designing and manufacturing such products and desires to do so for sale to Netlist.

Now, therefore, in consideration of the promises and the mutual agreements hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

1.                                      Definitions.  The following terms shall have the meanings set forth below.

“Confidential Information” of a party shall mean any information disclosed by that party to the other pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked “Confidential,” “Proprietary” or in some other manner to indicate its confidential nature.  Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the disclosing party within a reasonable time (not to exceed thirty (30) days) after its oral disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving party.

“Cost” shall mean Diablo’s full standard cost basis including without limitation any applicable license royalties.

“Intellectual Property Rights” shall mean all intellectual property rights including, but not limited to, patents, copyrights, authors’ rights, trademarks, tradenames, know-how and trade secrets, irrespective of whether such rights arise under U.S. or international intellectual property, unfair competition or trade secret laws.

“Inventory” shall mean raw materials and supplies necessary for the manufacture of Products pursuant to this Agreement.

“Market Share” shall mean the number of Netlist Chipsets shipped, invoiced or sold by Netlist to any third party.

“Netlist Technology” shall mean Netlist’s patented and trade secret-protected Rank Multiplication/Load Rank Multiplication technology (“DxD/LRD”), including without limitation its “know-how” and database design technology, developed prior to the Effective Date and provided to Diablo.

“Netlist Chipset” shall mean a DDR3 proprietary chip set solution consisting of a DDR3 standard register (with DxD/LRD physically enabled) and set of isolation devices utilizing the Netlist Technology for use in Netlist RDIMM products implemented in OEM server systems developed under this Agreement in accordance with the Specification.

Confidential Information	9/10/2008

“Diablo Standard Register” or “Register” shall mean a DDR3 industry standard register derivative of Netlist Chipset with either or both of DxD/LRD functionality physically disabled.

“Products” shall include both Netlist Chipset and Diablo Standard Register.

“Specifications” shall mean the logic diagram, schematics, test requirements and definition, plots, and electric related requirements and “know-how” and revised or modified to produce the initial prototypes, and, to the extent necessary, modifications thereto, to produce the Product set forth in Exhibit A.

2.                                      Development and Design.

(a)                                  Development and Design.  Netlist agrees to pay a NRE (Non-Recurring Engineering) Payment (set forth in Exhibit D) to Diablo for the design and development of the Netlist Chipset and the delivery of the initial prototypes, all meeting the Specifications, as defined in the Statement of Work set forth in Exhibit A (“SOW”) and on the dates specified in the NRE Payment Schedule.  Diablo shall use its commercially reasonable efforts to design and develop the Product as defined in the SOW and to meet the Development Schedule (set forth in Exhibit B).  Netlist agrees to promptly respond to inquiries, make personnel available to discuss any changes or concerns of Diablo and to generally cooperate in assisting Diablo in the design and development of the Product.

(b)                                 Changes.  Netlist may, at any time during the term of this Agreement, request changes to the Specification and any other functional or performance specifications agreed to between Diablo and Netlist.  Such request shall be submitted by Netlist to Diablo in writing.  Diablo will then estimate, using industry established reasonable and customary rates, the amount of work necessary, the additional development time and cost that would be incurred, and shall request Netlist’s approval of such additional cost and development time.  Upon written receipt of such approval, implementation of such changes will proceed.  The Specification, Development Schedule, NRE Payment Schedule and Production Price will be updated in writing and signed by both parties to reflect any such changes.

(c)                                  Engineering Resources.  Each party will designate a project manager in the SOW who shall act as that party’s liaison and administrator of the project provided pursuant to the SOW.  Diablo hereby agrees to submit to the Netlist project manager the names and other pertinent information requested by Netlist prior to utilization of any personnel of Diablo.  Netlist reserves the right to interview Diablo’s personnel prior to such utilization.  Netlist reserves the right to request the reasonable replacement of any of Diablo’s personnel assigned to this project, and Diablo shall as soon as possible consider such request and may remove same and secure replacement(s) reasonably acceptable to Netlist.

(d)                                 Joint Tasks.

(i)                                     The parties agree to jointly participate in the [***] for both the [***] and the [***] to ensure Diablo is developing a competitive solution.  Diablo and Netlist will establish a [***] schedule of [***] that will provide both organizations the greatest confidence of program success.

(ii)                                  Bring-up; Integration Testing.  Netlist will provide Diablo with its [***] validation platform and Diablo will provide Netlist with a requirements document ensuring [***] in [***] the devices and [***].

(iii)                               [***] agree to make [***] to support [***] and [***] requirements of the Products with Netlist’s [***].

(e)                                  License.  In partial consideration of the design and development of the Netlist Chipset, subject to Section 2(e)(ii), Netlist hereby grants Diablo a non-exlcusive, [***] license under its Intellectual Property Rights to use the Netlist Technology to [***] and [***] the Products in accordance with the terms contained herein.

(i)                                     Delivery.  Upon execution of this Agreement, Netlist will provide to Diablo (A) a copy of the [***] to enable Diablo to design and manufacture the Products and (B) all necessary [***] to Diablo in support of the development of the Products.

(ii)                                  Exclusivity.  Subject to Section 2(e)(iii) below, the Netlist Chipset and Netlist Technology will be exclusive to Netlist in that Diablo shall not sell or manufacture any device constituting the Netlist Chipset or Netlist Technology to or for any party except Netlist; provided that Diablo will be [***] and [***] to any third party the Diablo Standard Register.

(iii)                               JEDEC Standard.  If for any reason Netlist decides to make available DxD/LRD to the market as an industry standard through JEDEC or other standards body; Diablo will be [***] under same terms and conditions as offered to other third parties.  Netlist will provide Diablo with at least [***] notice of a possible release to any industry standard body.

(iv)                              Priority.  Diablo hereby agrees that the [***] of the [***] shall not occur before the [***] of the [***] unless Netlist [***] or [***].

3.                                      Manufacture and Supply of Products.

(a)                                  Agreement to Manufacture.  Diablo agrees to make commercially reasonable efforts, pursuant to purchase orders or changes to purchase orders issued by Netlist and accepted in writing by Diablo (“Purchase Orders”), to procure Inventory, components and other supplies and to manufacture, test, assemble, and deliver the Netlist Chipset pursuant to the Specifications for each device of the Netlist Chipset and to deliver such Netlist Chipset to a location designated by Netlist.  Except as set forth herein, this Agreement shall not constitute a requirements contract and Netlist shall not be obligated to order Products from Diablo.

(b)                             Forecasts.  Netlist shall provide each [***] rolling forecast report (“Forecast”) of its Products requirements.  The first [***] of each Forecast will be done on a [***] basis.  Diablo will respond on a [***] basis with a plan for the delivery dates for the first [***] of a Forecast.  The remaining [***] of each Forecast will be done on a [***] basis.  Purchase Orders will be done by Netlist on the basis of the [***] Forecast.

(i)                                     Netlist shall be committed to purchase all [***] contained within the first [***] of a Forecast on the delivery date that Diablo specified in the Forecast.  Such purchase commitment (including the payment obligations) shall be [***] and any [***] of such Registers are [***].  For [***] contained in the [***] of a Forecast, Netlist shall [***] such [***] but will be entitled to [***] for such Netlist Chipset by up to [***] from the delivery date that Diablo had previously committed to meet.

(ii)                                  Netlist shall be committed to purchase all Netlist Chipsets contained within the [***] of a Forecast on the delivery date that Diablo specified in the Forecast.  Such purchase commitment (including the payment obligations) shall be [***] and any [***] of such Netlist Chipsets are [***].  For Netlist Chipsets contained in the [***] of a Forecast, Netlist shall [***] such Netlist Chipsets but will be [***] for such Netlist Chipsets by up to [***] from the delivery date that Diablo had previously committed to meet.

(c)                                  Purchase Orders.  All orders for Netlist Chipset shall be submitted to Diablo in writing by mail, email or facsimile to the address set forth on the signature page to this Agreement, and shall conform to the binding Forecasts in accordance with Section 3(b).  Netlist shall submit such Purchase Orders to Diablo at least ninety (90) days prior to the date of requested delivery (“Delivery Date”).

(d)                                 Terms and Conditions.  Any additional or different terms or conditions in any communication by Netlist (whether in a purchase order or otherwise) are hereby rejected and shall be null and void, irrespective of the means of Netlist’s acceptance.  Diablo’s failure to object to any additional or different provisions proposed by Netlist shall not constitute a waiver of these terms and conditions, nor constitute acceptance of any such Netlist’s terms and conditions.  All orders or contracts must be approved and accepted by Diablo at its principal place of business.  The terms and conditions of this Agreement shall be applicable whether or not they are attached to or enclosed with the Products sold hereunder.

(e)                                  Market Share Commitment.  Netlist shall also make the following commitment to Diablo in terms of percentage of Netlist Market Share for the Netlist Chipsets.  Netlist Market Share calculation will exclude shipments for use in [***] and shall not be capped at the percentages indicated below.

(i)                                     A minimum of [***] of Netlist Market Share for the Netlist Chipsets will be allocated to Diablo if Diablo delivers working engineering samples of the Product no later than [***] and production worthy devices no later than [***].  This minimum Market Share commitment will apply to the first year of production and will be maintained at least, but not necessarily limited to, [***] Market Share thereafter for the life of the Products provided that Diablo maintains a commercially reasonable continuity of supply sufficient to meet Netlist’s Forecasts.

(ii)                                  A minimum of [***] of Netlist Market Share for the Netlist Chipsets will be allocated to Diablo if Diablo delivers working engineering samples of the Product no later than [***] and production worthy devices no later than [***].  This minimum Market Share commitment will apply to the first year of production and will be maintained thereafter for the life of the Products provided that Diablo maintains a commercially reasonable continuity of supply sufficient to meet Netlist’s Forecasts.

(iii)                               The Market Share guarantees listed in (ii) above shall be reduced by [***] for every 2 months of delay in delivering production worthy devices of the Netlist Chipset to Netlist.  Should Diablo be unable to deliver production worthy devices of the Netlist Chipset by [***], Netlist will have no further obligations to Diablo, whether to purchase Netlist Chipset or to make any payments beyond the second payment under Exhibit D.

(iv)                              The parties hereby agree that the above Market Share commitments are contingent upon Netlist receiving qualification status on a major leading platform at one (1) OEM (IBM, RP, or Dell) for RDIMM(s) using the Netlist Chipset and Diablo’s ability to maintain or reduce sell prices as outlined below in Exhibit C.  If Netlist is not able to secure a major leading platform at one OEM and if Diablo delivers production devices of the Netlist Chipset by [***], Netlist will commit to purchase [***] of the Products from Diablo over a period of one year.

(v)                                 Audit.  Netlist will maintain complete and accurate records for not less than three (3) years after this Agreement expires or is terminated.  Diablo may audit Netlist’s records in accordance with this Section; provided that a nationally recognized accounting firm retained by Diablo (“Auditor”) will have access to such records solely for the purposes of confirming that Netlist has fulfilled its obligations under Sections (i) - (iv) above.

4.                                      Product Shipment and Inspection.

(a)                                  Shipments.  Shipment will be F.O.B. Diablo’s factory, at which time risk of loss and title will pass to Netlist.  All freight, insurance and other shipping expenses, as well as any special packing expenses not included in the original price quotation for the Products will be paid by Netlist.  The carrier shall be deemed Netlist’s agent, and any claims for damages in shipment must be filed with the carrier.  Diablo is authorized to designate a carrier pursuant to Diablo’s standard shipping practices unless otherwise specified in writing by Netlist.

(b)                                 Product Inspection and Acceptance.  The Products delivered by Diablo will be inspected and tested as required by Netlist within thirty (30) days of receipt (the “Acceptance Period”).  If Products are found to be defective in material or workmanship and/or fail to meet the Specifications, Netlist may reject such Products during the Acceptance Period.  Products not rejected during the Acceptance Period will be deemed accepted.  Netlist may return rejected Products pursuant to Section 10(c).

5.                                      Payment Terms, Additional Costs and Price Changes.

(a)                                  Payment Terms.  Payment for any products, services or other costs to be paid by Netlist hereunder are due forty-five (45) days from the date of invoice for Products delivered to Netlist and shall be made in lawful U.S. currency.  Any amounts not paid when due will accrue interest at the rate of 1 1/2% per month, or the maximum amount allowed by law, if lower.  In the event that any payment is more than forty-five (45) days late, Diablo shall have the right to suspend performance until all payments are made current.

(b)                                 Additional Costs.

(i)                                     Duties and Taxes.   All prices quoted are exclusive of federal, state and local excise, sales, use and similar duties and taxes, and Netlist shall be responsible for all such items.

(ii)                                  Expediting Charges.  Netlist shall be responsible for any expediting charges reasonably necessary because of a change in Netlist’s requirements.  Diablo shall obtain approval from Netlist for expediting charges prior to incurring any such charge.

(c)                                  Price.  The initial maximum average selling price for Products is set forth on Exhibit C hereto; which shall be subject to final order acknowledgment from Diablo at the time a Purchase Order is placed. Netlist and Diablo will agree to quarterly pricing sixty (60) days prior to the beginning of each quarter.  The price guidelines set forth in Exhibit C will be the basis for establishing quarterly pricing such that the original metrics used to define this price structure remains reasonably intact.  The average selling price is contingent upon Diablo receiving the minimum Market Share defined in Section 3e above, and maintaining market competitive selling prices to Netlist.

6.                                      Marketing and Other Obligations

(a)                                  Should Diablo meet the full specifications outlined by DxD/LRD within the designated and agreed to time schedules, Netlist will add Diablo to Netlist’s approved vendor list for both the Netlist Chipset and Diablo Standard Register.

(b)                                 Joint Promotion and Marketing.

(i)                                     Netlist and Diablo will engage in a joint marketing effort providing introductions of each other to their respective customers.  Netlist shall use best commercial efforts, in order to meet Netlist market share obligations to Diablo, by promoting, where possible, the use of Netlist products utilizing Diablo based products.  Both parties shall provide appropriate recognition of the other party’s contributions.

(ii)                                  Joint Press Release.  Netlist and Diablo will issue a joint press release announcing this relationship and both parties will agree to the content of the press release and specific timing.  Any joint press releases will occur only after Netlist has fully [***] and [***] of Diablo’s products in Netlist’s applications.

(iii)                               Diablo shall be permitted to identify Netlist as its customer and Netlist shall provide a written endorsement for the incorporation into a Diablo press release announcing the availability of the Diablo Standard Register for mass production.  Diablo may identify to its investors that Netlist is a customer, but will refrain from issuing any press releases identifying Netlist as a customer until Netlist has fully validated the full compliance and functionality of Diablo’s products in Netlist’s applications.

7.                                      Intellectual Property Rights.

(a)                                  [***].  All rights, title and interest in and to the design and development of the [***] and [***] of the [***]; and any improvement, update, modification or additional parts thereof, and all of [***]embodied in the [***], shall at all times remain the sole and exclusive property of [***].  For purposes of this Agreement, “[***]” shall mean the development of a silicon chip set using the [***] (including without limitation the packaging) which will meet [***].

(b)                                 [***].  All rights, title and interest in and to the design and development of the underlying [***]of the [***], the [***] and all [***] embodied in the [***], any improvement, update, modification or additional parts thereof, shall at all times remain the sole and exclusive property of [***].  For purposes of this Agreement, “[***]” shall mean [***] with regard to [***] and [***].

8.                                      Confidential Information.

(a)                                  Nondisclosure and Nonuse.  Each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except as set forth in this Agreement, and shall use reasonable efforts not to disclose such Confidential Information to any third party.  Without limiting the foregoing, each of the parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement.  Each party shall disclose Confidential Information of the other party only to its directors, officers, employees, and consultants who are required to have such information in order for such party to carry out the transactions contemplated by this Agreement and who have signed nondisclosure agreements protecting the Confidential Information on substantially the same terms as this Agreement.  Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party’s Confidential Information.  For purposes of clarification, the Netlist Technology is the Confidential Information of Netlist and may not be used for any purpose other than as set forth in this Agreement, including without limitation use of such Netlist Technology to develop a chip competitive to the Netlist Chipset.

(b)                                 Exceptions.  Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other which the receiving party can prove (i) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (ii) was known to the receiving party, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure; (iii) is disclosed with the prior written approval of the disclosing party; (iv) was independently developed by the receiving party without any use of the Confidential Information, as demonstrated by files created at the time of such independent development; (v) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice of such court order or requirement to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

(c)                                  Return of Confidential Information.  Upon expiration or termination of this Agreement and at the request of either party, the other party shall promptly return all Confidential Information of the other party.

(d)                                 Remedies.  Any breach of the restrictions contained in this Section is a breach of this Agreement which may cause irreparable harm to the nonbreaching party.  Any such breach shall entitle the nonbreaching party to injunctive relief in addition to all legal remedies.

Confidentiality of Agreement.  Each party shall be entitled to disclose the existence of this Agreement, but agrees that the terms and conditions of this Agreement shall be treated as Confidential Information and shall not be disclosed to any third party; provided, however, that each party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the parties; (iv) in confidence, to accountants, banks, and financing sources and their advisors; (v) in connection with the enforcement of this Agreement or rights under this Agreement or (vi) in confidence, in connection with an actual or proposed merger, acquisition, or similar transaction.

9.                                      Indemnification.

(a)                                  Indemnification by Diablo.  Diablo agrees, at its own expense, to defend or at its option to settle any claim or action brought against Netlist on the issue of infringement of any patent, copyright, trademark, trade secret, mask work right or other intellectual property right of any third party by the Products as used or distributed within the scope of this Agreement, and to indemnify Netlist against any and all damages and costs, including legal fees, that a court awards against Netlist under any such claim or action; provided that Netlist provides Diablo with (i) prompt written notice of such claim or action, (ii) sole control and authority over the defense or settlement of such claim or action and (iii) proper and full information and reasonable assistance to defend and/or settle any such claim or action.

(i)                                     Injunctions.  In the event that any Product is, or in the Diablo’s sole opinion is likely to be, enjoined due to the type of infringement described in Section (a) above, Diablo, at its option and expense, may either (i) modify the Netlist Chipset so that they become non-infringing, (ii) replace the Netlist Chipset with functionally equivalent non-infringing Products reasonably acceptable to Netlist or, if the foregoing alternatives are not reasonably available to Diablo, (iii) accept return of the Products and refund to Netlist the purchase price of the Products and portion of the NRE payment which shall be reduced over a four (4) year period under a straight line depreciation.

(ii)                                  Exceptions.  Diablo will have no liability to the extent that any such claim is based on the Netlist Technology or would have been avoided but for (i) use or combination of the Netlist Chipset with any other products not provided by Diablo or (ii) modification of the Netlist Chipset after delivery by Diablo, unless such use, combination and/or modification is authorized in advance in writing by Diablo.

(b)                                 Indemnification by Netlist.  Netlist agrees, at its own expense, to defend or at its option to settle any claim or action brought against Diablo on the issue of infringement of any patent, copyright, trademark, trade secret, mask work right or other intellectual property right of any third party by the Netlist Technology as used or distributed within the scope of this Agreement, and to indemnify Diablo against any and all damages and costs, including legal fees, that a court awards against Netlist under any such claim or action; provided that Diablo provides Netlist with (i) prompt written notice of such claim or action, (ii) sole control and authority over the defense or settlement of such claim or action and (iii) proper and full information and reasonable assistance to defend and/or settle any such claim or action.

(c)                                  Limitation.  THE FOREGOING PROVISIONS OF THIS SECTION STATE THE ENTIRE LIABILITY AND OBLIGATION OF EACH PARTY AND THE EXCLUSIVE REMEDY OF NETLIST, WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE PRODUCTS OR NETLIST TECHNOLOGY.

(d)                                 Mutual Indemnity.  The parties will indemnify each other against actions, liabilities, loss, damages and expenses resulting from injury or death of any person or loss of or damage to any tangible real or tangible personal property to the extent that such injury, death, loss or damage is proximately caused by the indemnifying party’s negligent act or omission or intentional misconduct or that of its agents, employees or subcontractors in connection with the performance of its obligations under this Agreement, provided that the indemnifying party has been notified in writing as soon as practicable of any such claim.  The indemnifying party will have the sole right to control the defense of all such claims and in no event will the indemnified party settle any claim without the indemnifying party’s prior written approval.

(e)                                  No Other Liability.  IN NO EVENT SHALL DIABLO, ITS SUPPLIERS OR NETLIST BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, DATA OR BUSINESS, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE).  EXCEPT FOR LIABILITY INDER SECTIONS 8 and 9(a), NEITHER PARTIES TOTAL AND CUMULATIVE LIABILITY ARISING OUT OF OR IN CONNECTION WITH ANY PRODUCTS PURCHASED BY NETLIST HEREUNDER SHALL IN NO EVENT EXCEED THE PURCHASE PRICE PAID BY NETLIST FOR SUCH PRODUCTS.  THE LIMITATIONS SET FORTH IN THIS SECTION SHALL APPLY EVEN IF DIABLO OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

10.                               Warranty and Disclaimer.

(a)                                  Warranty.  Diablo warrants that, for a period of twelve (12) months from the date of shipment of the Products from Diablo (the “Warranty Period”), the Products will conform to the Specification in effect as of the date of manufacture.  Diablo SPECIFICALLY DISCLAIMS ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) WHICH MAY RESULT FROM THE USE OF PRODUCTS PURCHASED HEREUNDER.  This limited warranty extends only to Netlist as original purchaser unless otherwise agreed upon in writing by Diablo.

(b)                                 Exclusions.  The foregoing warranty shall not apply if the defective Products (i) has been subjected to abuse, misuse, neglect, negligence, accident, improper testing, improper installation, improper storage, improper handling or use contrary to any instructions issued by Diablo, (ii) has been repaired or altered by persons other than Diablo, (iii) has not been installed, operated, repaired and maintained in accordance with the documentation or (iv) is attributable to the Netlist Technology.  In addition, the foregoing warranty shall not apply to Product (i) marked or identified as “sample,” (ii) loaned or provided to Netlist at no cost, or (iii) which are sold “as is.”

(c)                                  Remedies.  If during the Warranty Period or Acceptance Period: (i) Diablo is notified promptly in writing upon discovery of any defect in the Products, including a detailed description of such alleged defect, (ii) such Products are returned, transportation charges prepaid, to Diablo’s designated manufacturing facility in accordance with Diablo’s then-current return procedures, as set forth by Diablo from time to time, and (iii) Diablo’s inspections and tests determine that the Products are indeed defective and the Products have not been subjected to any of the conditions set forth in this Section, then, as Netlist’s sole remedy and Diablo’s sole obligation under the foregoing warranty, Diablo will replace without charge the defective Products at the earliest commercially reasonable time.  Any Products that have been replaced under this warranty shall have the same warranty coverage as outlined in 10 (a) above.

(d)                                 Disclaimer.  EXCEPT FOR THE WARRANTIES SET FORTH IN THIS SECTION, DIABLO MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO ANY PRODUCTS PROVIDED IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR ARISING FROM COURSE OF PERFORMANCE, DEALING, USAGE OR TRADE.

11.                               Term and Termination.

(a)                                  Term.  This Agreement shall become effective on the Effective Date of this Agreement and shall continue for a period of three years (“Initial Term”).  This Agreement shall be extended automatically at the end of the initial term or subsequent terms for an additional one (1) year terms, unless terminated in accordance with this Agreement.

(b)                                 Termination for Cause.  Either party may terminate this Agreement at any time (i) if the other party breaches any term hereof and fails to cure such breach within sixty (60) days after notice of such breach or (ii) if the other party shall be or becomes insolvent, or if either party makes an assignment for the benefit of creditors, or if there are instituted by or against either party proceedings in bankruptcy or under any insolvency or similar law or for reorganization, receivership or dissolution which proceeding is not dismissed within ninety (90) days.

(c)                                  Termination for Technical Reasons.  In the event that after exercising commercially reasonable efforts, Diablo is unable to deliver production worthy Netlist Chipsets due to technical changes created or requested by Netlist, after the establishment of this agreement, either Netlist or Diablo shall have the right to terminate this agreement.

(d)                                 Obligations Upon Termination.  The termination or expiration of this Agreement shall in no way relieve either party from its obligations to pay the other any sums accrued hereunder prior to such termination or expiration.

(e)                                  Survival of Certain Provisions.  Notwithstanding anything to the contrary in this Agreement, the following sections shall survive termination of this Agreement: 1, 2e, 5, 7, 8, 9, 10, 11(d), 12 and 13.

12.                               Standby Manufacturing Rights.  At Netlist’s expense, Diablo agrees to deposit into a third party escrow account, pursuant to the terms of an Escrow Agreement (which shall be mutually agreed by the parties), all engineering drawings, manufacture documents and instructions and other written materials (including lists of suppliers and their addresses), including database tapes necessary to enable Netlist to manufacture, assemble, test and/or maintain the Products (“Escrow Materials”); which Escrow Materials shall be the Confidential Information of Diablo.  Such Escrow Agreement shall be executed within thirty (30) days after the Effective Date and shall authorize the release of the Escrow Materials to Netlist solely for use in accordance with the terms and conditions of this Agreement in the event of a Release Condition as described and to be negotiated in the Escrow Agreement.

13.                               Miscellaneous.

(a)                                  Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the prior written consent of the parties or their respective successors and assigns, in a document signed in ink by authorized representatives of the parties.  Any amendment or waiver made in accordance with this Section shall be binding upon the parties and their respective successors and assigns.

(b)                                 Successors and Assigns.  The rights and obligations of each party under this Agreement shall not be assignable without the prior written consent of the other party and any attempt to assign them without that consent will be void.  Notwithstanding the foregoing, either party may assign, upon written notice to the other, both the rights and obligations of this Agreement to the surviving corporation in any merger or consolidation to which it is a party or to any person who acquires all or substantially all of its capital stock or assets.  Any purported transfer, assignment or delegation in, violation of the foregoing will be null and void and of no force or effect.

(c)                                  Governing Law; Attorney Fees and Costs.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(d)                                 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)                                  Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

(f)                                    Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)                                 Entire Agreement.  This Agreement, including the Exhibits attached hereto, constitutes the entire agreement between such parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein.  Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

(h)                                 Independent Contractors.  The relationship of Diablo and Netlist established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed (i) to give either party the power to direct and control the day-to-day activities of the other, (ii) to constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) to allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever.

(i)                                     Force Majeure.  If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, or any other act or condition beyond the reasonable control of the parties hereto, the party so affected upon giving prompt notice to the other parties shall be excused from such performance during such prevention, restriction or interference.

(j)                                 Export Control.  Netlist acknowledges and agrees that the Products purchased under this Agreement may be subject to restrictions and controls imposed by the United States Export Administration Act and the regulations thereunder.  Netlist warrants that it will not export or re-export any products purchased, or SoftWare licensed, under this Agreement into any country in violation of such controls or any other laws, rules or regulations of any country, state or jurisdiction.

(k)                                  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Remainder of Page Intentionally Blank ]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

Netlist, Inc.

By:	/s/ James P. Perrott
Name:	James P. Perrott
Title:	SVP Sales & Marketing

Diablo Technologies, Inc.

By:	/s/ Ricardo Badalone
Name:	Ricardo Badalone
Title:	C.E.O.

[SIGNATURE PAGE TO
DEVELOPMENT AND SUPPLY AGREEMENT]

Exhibit A

Statement of Work See

SOW Document Number MKT-SOW-VTB-001

Exhibit B

Development Schedule

See SOW Document Number MKT-SOW-VTB-001

Exhibit C

Production Price Schedule

Netlist Chipset	2009		2010		2011		2012
[***]	US$	[***]	US$	[***]	US$	[***]	US$	[***]
[***]	US$	[***]	US$	[***]	US$	[***]	US$	[***]

Exhibit D

NRE Payment Schedule

Milestone	Payment ($)

Specification sign-off of the Product	$	[***]

Tape-out of Product	$	[***]

Engineering sample shipment of Product	$	[***]

Production status of Product	$	[***]

Total NRE Payment:	$	[***]